EXHIBIT 10.3

FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of July 19, 2013 (this “Amendment”), is by and among USEC INC., a Delaware corporation (“Holdings”), UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (“Enrichment” and, together with Holdings, the “Borrowers”), those Lenders under the Credit Agreement referred to below which are signatories to this Amendment, and JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent (the “Administrative Agent”), and amends that certain Fourth Amended and Restated Credit Agreement dated as of March 13, 2012 (as amended, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other financial institutions named therein as “agents”, “bookrunners” and “arrangers”.
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as more particularly set forth herein; and
WHEREAS, the Administrative Agent and the Lenders are willing to agree to the amendments as more particularly set forth herein, all subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto hereby agree as follows:
1.Capitalized Terms. Capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2.Amendments to Credit Agreement. Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Credit Agreement is hereby amended, as follows:

(a)Section 5.02(b) of the Credit Agreement is hereby amended by deleting the numbers “$700,000,000” and “$55,000,000” appearing in clause (i) and replacing such numbers with “$190,000,000” and “$10,000,000”, respectively.

(b)Section 6.02 of the Existing Credit Agreement is hereby amended by deleting the reference to “and” at the end of subsection (m) thereof, replacing the period at the end of subsection (n) thereof with “;” and inserting new subsections (o) and (p) thereof, which shall read as follows:

“(o)    Liens in favor of Enrichment on the assets of Holdings securing Indebtedness owing from time to time from Holdings to Enrichment, which Liens shall be, at all times, junior and subordinate in priority to the Liens created by the Financing Documents in favor of the Administrative Agent and the Lenders pursuant to one or more subordination agreements reasonably acceptable to the Administrative Agent in its Permitted Discretion; and”
“(p)    Liens consisting of cash Collateral pledged to secure Banking Service Obligations.”
3.No Default; Representations and Warranties, etc. Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, as of the date hereof (a) the representations and warranties of the Credit Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Financing Documents to be observed or performed by them thereunder; (c) no Default or Event of Default has occurred and is continuing; and (d) the execution, delivery and performance by the Borrowers of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Borrowers, (ii) will not violate any applicable law or regulation applicable to the Borrowers or the organizational documents of any Borrower, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on any Borrower or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Revolving Lenders) which has not been obtained.

4.Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

(a)Counterparts of Amendment: The Administrative Agent shall have received counterparts of this Amendment signed on behalf of the Borrowers and the Revolving Lenders (which counterparts may be delivered by telecopy or electronic transmission of a pdf of a signed signature page to this Amendment).

(b)    Other Documents: The Administrative Agent shall have received such other documents from the Credit Parties and reports from third parties as the Administrative Agent shall reasonably request in connection herewith prior to the execution of this Amendment by the Borrowers, including, without limitation, any demand promissory note, pledge and security agreement, collateral assignment agreement and subordination agreement relating to Indebtedness of Holdings owing to Enrichment, and a report by a third party consultant setting forth a review of all insurance maintained by the Credit Parties, all of which shall be satisfactory in form and substance to the Administrative Agent.
5.Release.  Each Credit Party hereby acknowledges and agrees that:  (A) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (B) the Administrative Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to such Credit Party and its Affiliates under the Credit Agreement and the other Financing Documents.  Notwithstanding the foregoing, the Administrative Agent and the Lenders wish (and each Credit Party agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of the Administrative Agent's and the Lenders' rights, interests, security and/or remedies under the Credit Agreement and the other Financing Documents.  Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the "Released Parties") from any and all debts, claims, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof arising out of, connected with or related in any way to this Amendment, the Credit Agreement or any other Financing Document, or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of each Credit Party, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral on or prior to the date hereof.

6.Miscellaneous.

(a)The Borrowers, the Lenders and the Administrative Agent hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Financing Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Financing Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute a waiver of any provision of the Financing Documents.

(b)The Borrowers agree to pay all reasonable and documented expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.

(c)This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(d)This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
USEC INC.
By /s/ John C. Barpoulis
Name: John C. Barpoulis
Title: Senior Vice President & Chief Financial Officer
UNITED STATES ENRICHMENT CORPORATION
By:/s/ John C. Barpoulis
Name: John C. Barpoulis
Title: Senior Vice President & Chief Financial Officer
ADMINISTRATIVE AGENT:
JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent
By:/s/ Dan Bueno
Name: Dan Bueno
Title: Vice President
LENDERS:
JPMORGAN CHASE BANK, N.A., as Revolving Lender
By:/s/ Dan Bueno
Name: Dan Bueno
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC, as Revolving Lender
By:/s/ Michael P. Henry
Name: Michael P. Henry
Title: Vice President
ALLY COMMERCIAL FINANCE LLC, as Revolving Lender
By:George Grieco
Name: George Grieco
Title: Sr. Managing Director
FIRST NIAGARA COMMERCIAL FINANCE, INC. a wholly-owned subsidiary of First Niagara Bank, N.A., as Revolving Lender
By:/s/ Michael Scwartz
Name: Michael Schwartz
Title: Vice President